UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2021

EQ Health Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39962	85-2877347
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4611 Bee Cave Road, Ste. 213 Austin, TX	78746
(Address of Principal Executive Offices)	(Zip Code)

512-329-6977

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	EQHA.U	The New York Stock Exchange
Class A common stock, $0.0001 par value	EQHA	The New York Stock Exchange
Redeemable warrants	EQHA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On January 28, 2021, the Registration Statement on Form S-1 (File No. 333-252080), as amended (the “Registration Statement”), relating to the initial public offering (the “IPO”) of EQ Health Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on January 28, 2021, a registration statement on Form S-1 (File No. 333-252527) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing in order to increase the size of the IPO.

On February 2, 2021, the Company consummated the IPO of 21,999,960 units (the “Units”), including the issuance of 2,869,560 Units as a result of the underwriter’s exercise in full of its over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $219,999,600.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated January 28, 2021, by and between the Company and Jefferies LLC, as representative of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriter by the Company and is attached as Exhibit 1.1 hereto.

•	A Warrant Agreement, dated January 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated January 28, 2021, by and among the Company, each of its officers and directors and EQ Health Sponsor Group, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (the “Letter Agreement”).

•	An Investment Management Trust Agreement, dated January 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration and Stockholder Rights Agreement, dated January 28, 2021, by and among the Company, the Sponsor and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Warrant Purchase Agreement, dated January 28, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated January 28, 2021, by and among the Company and EQ Capital Strategies, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and Lewis N. Little, Jr., a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and Andrew Beckman, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and Scott Ellyson, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and Benjamin Hanson, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and William W. Burke, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and Clarke Heidrick, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 28, 2021, between the Company and Molly Cate, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 5,826,080 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Sponsor, generating gross proceeds to the Company of $5,826,080. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that, so long as the Private Placement Warrants are held by the Sponsor and its permitted transferees: (i) they are not redeemable by the Company, except under certain circumstances when the price per share of Class A Common Stock equals or exceeds $12.00 (as adjusted), (ii) they (including the shares of Class A Common Stock issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of a business combination, (iii) they are exercisable on a cashless basis and (iv) they are entitled to registration rights.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, Mr. Lewis N. Little, Jr., Mr. Andrew Beckman, Mr. William W. Burke, Ms. Molly Cate, and Mr. Clarke Heidrick (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Mr. Burke, Ms. Cate, and Mr. Heidrick are independent directors. Mr. Burke, Ms. Cate, and Mr. Heidrick were also appointed to the Board’s Audit Committee, with Mr. Burke serving as chair of the Audit Committee; Mr. Burke, Ms. Cate, and Mr. Heidrick were appointed to the Board’s Compensation Committee, with Ms. Cate serving as chair of the Compensation Committee; and Mr. Burke, Ms. Cate, and Mr. Heidrick were appointed to the Nominating and Corporate Governance Committee, with Mr. Heidrick serving as chair of the Nominating and Corporate Governance Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Mr. Beckman and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Mr. Heidrick and Ms. Cate, and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Messrs. Little and Burke and will expire at the Company’s third annual meeting of stockholders.

In connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company. In September 2020, our sponsor purchased 4,547,500 shares of Class B common stock, or founder shares, for an aggregate purchase price of $24,714.68, or approximately $0.005434783 per share. Concurrently, three members of our board of directors, Mr. Burke, Mr. Heidrick and Mr. Cate, purchased 22,500, 15,000 and 15,000 founder shares, respectively, for an aggregate purchase price of $285.32, or approximately $0.00543467 per share. On January 28, 2021, we effected a 1.19565:1 stock split of our Class B common stock, resulting in our Sponsor holding 5,437,218 shares of Class B common stock and our directors holding 62,772 shares of Class B common stock. These 62,772 founder shares purchased by the directors are not subject to forfeiture in the event the underwriters’ over-allotment option is not exercised.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the Letter Agreement and indemnity agreements are attached as Exhibits 10.1, 10.6 through 10.12 hereto, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”), effective the same day. The terms of the Amended and Restated Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

A total of $219,999,600 of the proceeds received from the IPO and the sale of the Private Placement Warrants (which amount includes $7,699,986 of deferred underwriting commissions), were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO or during any extension period that may apply as a result of an amendment to the Amended and Restated Charter, subject to applicable law, and (iii) the redemption of the Company’s public shares properly tendered in connection with a stockholder vote to amend the Company’s Amended and Restated Charter to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity.

On January 28, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On February 2, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	An Underwriting Agreement, dated January 28, 2021, by and between the Company and Jefferies LLC

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated January 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated January 28, 2021, by and among the Company, each of its officers and directors and EQ Health Sponsor Group, LLC

10.2	Investment Management Trust Agreement, dated January 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration and Stockholder Rights Agreement, dated January 28, 2021, by and among the Company, EQ Health Sponsor Group, LLC and certain other security holders named therein

10.4	Warrant Purchase Agreement, dated January 28, 2021, by and between the Company and EQ Health Sponsor Group, LLC

10.5	Administrative Services Agreement, dated January 28, 2021, by and among the Company and EQ Capital Strategies, LLC

10.6	Indemnity Agreement, dated January 28, 2021, between the Company and Lewis N. Little, Jr.

10.7	Indemnity Agreement, dated January 28, 2021, between the Company and Andrew Beckman

10.8	Indemnity Agreement, dated January 28, 2021, between the Company and Scott Ellyson

10.9	Indemnity Agreement, dated January 28, 2021, between the Company and Benjamin Hanson

10.10	Indemnity Agreement, dated January 28, 2021, between the Company and William W. Burke

10.11	Indemnity Agreement, dated January 28, 2021, between the Company and Clarke Heidrick

10.12	Indemnity Agreement, dated January 28, 2021, between the Company and Molly Cate

99.1	Press Release, dated January 28, 2021

99.2	Press Release, dated February 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQ Health Acquisition Corp.
Dated: February 2, 2021
	By:	/s/ Scott Ellyson
Scott Ellyson
President and Chief Executive Officer